SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                          CURRENT REPORT Pursuant
                         to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): January 6, 2004
                            (December 17, 2003)

                        Trinity Learning Corporation
           (Exact Name of Registrant as Specified in Its Charter)

                                    Utah
               (State of Other Jurisdiction of Incorporation)

     0-8924                                                 73-0981865
(Commission File Number)                  (IRS Employer Identification No.)

     1831 Second Street
     Berkeley, California                                          94710
(Address of Principal Executive Offices)                         (Zip Code)

                               (510) 540-9300
            (Registrant's Telephone Number, Including Zip Code)



       (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

     On January 6, 2004, Trinity Learning Corporation issued a press release announcing settlement of its litigation with CBL Global Corporation and other related parties. A copy of the press release is attached hereto and incorporated herein by this reference.


Item 7.   Financial Statements and Exhibits.

          Exhibits

     10.1 Settlement Agreement dated December 17, 2003

     99.1 Press Release dated January 6, 2004


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TRINITY LEARNING CORPORATION
Date: January 6, 2004         By: /s/  Douglas Cole
                                  ---------------------------------------
                                  Douglas Cole, Chief Executive Officer